UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 24, 2014

Date of Report (Date of earliest event reported)

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SONIC CORP.

(Exact name of registrant as specified in its charter)

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Delaware	0-18859	73-1371046
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

300 Johnny Bench Drive	73104
Oklahoma City, Oklahoma	(Zip Code)
(Address of Principal Executive Offices)

(405) 225-5000
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 24, 2014, Sonic Corp. (the “Registrant”) issued a press release announcing results for its second quarter of fiscal 2014.   The information in the press release attached hereto as Exhibit 99 is furnished pursuant to this Item 2.02.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

99  Press Release, dated March 24, 2014, announcing results for the second quarter of fiscal 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:

SONIC CORP.

Date: March 24, 2014	By: /s/ Stephen C. Vaughan
Stephen C. Vaughan,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release, dated March 24, 2014, announcing results for the second quarter of fiscal 2014.